SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)   May 9, 2008
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                             MATTMAR MINERALS, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)

Nevada                             333-135736                     32-4718599
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(State or other jurisdiction       (Commission File number)     (IRS Employer
of incorporation or organization)                            Identification No.)

               47 School Avenue, Chatham NJ                  07928
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  973-635-4047
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


     #208-828 North Harbourside Drive, North Vancouver, BC, Canada , V7P 3R9
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS
                 ----------------------------------------------


ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Securities Purchase Agreement

         On May 9, 2008, Mattmar Minerals, Inc. (the "Company") entered into two Securities Purchase Agreements. The first agreement (the "Company Agreement") was with Moyo Partners, LLC ("Moyo") and Kirk M. Warshaw ("Warshaw") as purchasers (each a "Purchaser" and collectively the "Purchasers"). The second agreement (the "Selling Stockholder Agreement") was by and among the Company, Sean Mitchell and R&R Biotech Partners, LLC ("Rodman"). The two agreements are referred to collectively in this report as the "Agreements".

         The closing of the transactions set forth in the Agreements was completed on May 12, 2008. Pursuant to the Company Agreement, Moyo and Warshaw purchased an aggregate of 2,466,666 shares of our common stock, par value $0.001 per share (the "Common Stock") for aggregate gross proceeds to the Company of $12,000.00. The shareholders of the Company did not receive any consideration in the Company Stock Sale. The Company Agreement is filed as Exhibit 10.1 to this Form 8-K.

Pursuant to the Selling Stockholder Agreement, Sean Mitchell, who immediately before the closing was our sole director, our President, Chief Financial Officer, Secretary and Treasurer and the owner of approximately 77% of our issued and outstanding Common Stock, sold to R&R Biotech Partners, LLC, 7,866,667 shares of Common Stock for a price of $138,000.00, and returned to the Company for cancellation his remaining 2,133,333 shares of Common Stock. The Selling Stockholder Agreement is filed as Exhibit 10.2 to this Form 8-K.

         As a result of these transactions (collectively, the "Stock Sales"), Rodman, Moyo and Warshaw now own the following number of the Company's shares and the following respective percentages of the outstanding Common Stock of the
Company:

                                                                 Percentage of
Name                                Number of Shares Acquired    Common Stock(1)
---------------                     -------------------------    ------------

R&R Biotech Partners, LLC                   7,866,667                59.0%
c/o Rodman & Renshaw Holding, LLC
1270 Avenue of Americas - 16th Floor
New York, New York 10020

Moyo Partners, LLC (2)                      1,933,333                14.5%
c/o Arnold P. Kling, Esq.
712 Fifth Avenue
11th Floor
New York, NY 10019

Kirk M. Warshaw                               533,333                 4.0%
47 School Avenue
Chatham, NJ  07928



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(1) The percentage of Common Stock is calculated based upon 13,333,333 shares issued and outstanding immediately following the closing of the Stock Sales.

(2) Arnold Kling controls Moyo Partners, LLC and therefore may be deemed to be the indirect beneficial owner of the shares held by this entity.

         Also pursuant to the terms of the Agreements, effective May 9, 2008, Mr. Mitchell (i) elected Arnold P. Kling as the sole director of the Company and
(ii) resigned as sole director and from all his positions with the Company. At the same time, Arnold P. Kling was appointed as President and Secretary of the Company, and Kirk Warshaw was appointed as Chief Financial Officer of the Company.

         None of the above purchasers of our Common Stock are affiliated with any other purchaser and there is no agreement or understanding among the purchasers as to how they will vote, transfer or otherwise dispose of their shares.

         Each purchaser used his or its personal funds or working capital, as applicable, to acquire his or its shares. None of the purchasers borrowed any funds to acquire his or its shares.

         Prior to the Closing of the transactions contemplated by the Agreements, neither Rodman, Moyo or Warshaw were affiliated with the Company. However, one or more of them may now be deemed affiliates of the Company as a result of stock ownership interests and director or officer elections made pursuant to the Agreements.

         The above sales were made for investment to accredited investors and will be issued without registration under the Securities Act of 1933, as amended, pursuant to the exemptions provided under sections 4(6) and 4(2) thereof, and pursuant to the exemption provided by Regulation D. All the securities are restricted securities and will bear a restrictive legend and be subject to stop transfer restrictions.

         The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, which are filed as Exhibits 10.1 and 10.2 hereto.


                    SECTION 3-SECURITIES AND TRADING MARKETS
                    ----------------------------------------


ITEM 3.02        SALES OF UNREGISTERED SECURITIES.

         The consummation of the transactions described above brings the aggregate total unregistered sales of our equity securities sold since February 28, 2008 to more than 5% of our outstanding Common Stock at April 8, 2008 as reported in our quarterly report on Form 10-QSB for the quarter ended February 28, 2008.


                  SECTION 5-CORPORATE GOVERNANCE AND MANAGEMENT
                  ---------------------------------------------


ITEM 5.01         CHANGE IN CONTROL OF THE REGISTRANT



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         Before consummation of the transactions contemplated by the Agreements, we were controlled by Sean Mitchell. See Item 1.01 above for other information concerning the change in control.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) Simultaneously with the closing, on May 9, 2008, Sean Mitchell resigned as sole director and from all his positions with the Company.

     (c) - (d) Simultaneously with the closing, on May 9, 2008, the following elections took place:

            (i) Arnold P. Kling was elected as the sole director of the Company

            (ii) Arnold P. Kling was elected as President and Secretary of the Company

            (iii) Kirk Warshaw was elected as Chief Financial Officer of the
                  Company.

         Accordingly, Mr. Kling constitutes our entire Board of Directors. Information concerning the newly elected officers and directors is set forth below.

Name                             Age      Position
----                             ---      --------

Arnold P. Kling                  49       President, Secretary and sole director
Kirk M. Warshaw                  49       Chief Financial Officer


         ARNOLD P. KLING. Mr. Kling is currently a Managing Director of GH Venture Partners, LLC, a private equity and merchant banking boutique for which he also served as a Managing Director and General Counsel from 1995 to 1999. From 1999 through August 2005, Mr. Kling was the president of Adelphia Holdings, LLC, a merchant-banking firm, as well as the managing member of several private investment funds. From 1993 to 1995 he was a senior executive and General Counsel of Buckeye Communications, Inc., a Nasdaq listed licensing and multimedia company. From 1990 through 1993, Mr. Kling was an associate and partner in the corporate and financial services department of Tannenbaum, Helpern, Syracuse & Hirschtritt LLP, a mid-size New York law firm. Mr. Kling received a Bachelor of Science degree from New York University in International Business in 1980 and a Juris Doctor degree from Benjamin Cardozo School of Law in 1983. Mr. Kling currently serves as a director and president of Twin Lakes Delaware, Inc., R&R Acquisition III, Inc., R&R Acquisition V, Inc., R&R Acquisition, VI, Inc., R&R Acquisition, VII, Inc., R&R Acquisition, VIII, Inc. R&R Acquisition IX, Inc., R&R Acquisition X, Inc., Rodman International Enterprises I, Ltd., Rodman International Enterprise II, Ltd., and Rodman International Enterprise III, Ltd. (each a publicly reporting, non-trading company), and 24Holdings, Inc. (OTCBB:TWFH) and Newtown Lane Marketing, Incorporated (OTCBB:NWLM).

         KIRK M. WARSHAW. Mr. Warshaw is a financial professional who, since 1990, has provided clients in a multitude of different industries with advice on accounting, corporate finance, and general business matters. Prior to starting his own consulting firm, from 1983 to 1990, he held the various titles of controller, chief financial officer, president, and chief executive officer at three separate financial institutions in New Jersey. From 1980 through 1983,



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Mr. Warshaw was a Senior Accountant at the public accounting firm of Deloitte,
Haskins & Sells. Mr. Warshaw is a 1980 graduate of Lehigh University and has been a CPA in New Jersey since 1982. Mr. Warshaw is currently the chief financial officer and director of 24Holdings, Inc. (OTCBB:TWFH), the chief financial officer of Twin Lakes Delaware, Inc., R&R Acquisition III, Inc., R&R Acquisition V, Inc., R&R Acquisition, VI, Inc., R&R Acquisition, VII, Inc., R&R Acquisition, VIII, Inc., R&R Acquisition IX, Inc., R&R Acquisition X, Inc., Rodman International Enterprises I, Ltd., Rodman International Enterprise II, Ltd., and Rodman International Enterprise III, Ltd. (each a publicly reporting, non-trading company), the chief financial officer of Newtown Lane Marketing, Incorporated (OTCBB:NWLM), and a Director of 24Holdings, Inc. (OTCBB:TWFH), and a director of two privately owned entities.

         Except as set forth below, none of the above named appointees have had a material interest, direct or indirect, since the beginning of our fiscal year ended May 31, 2007, to the present, in any transaction or proposed transaction in which we were or are to be a participant.

         Pursuant to the Company Purchase Agreement, we issued and sold, for total gross proceeds to the Company of approximately $12,000.00, an aggregate of 2,466,666 shares of Common Stock. 533,333 of those shares of Common Stock were issued to Kirk Warshaw, who became our Chief Financial Officer pursuant that that agreement, and who contributed approximately $3,310.00 of the purchase price. The remaining 1,933,333 shares of Common Stock were issued to Moyo Partners, LLC, a limited liability company that thereby became a holder of more than five percent of our outstanding shares of Common Stock and that contributed approximately $8,690.00 of the purchase price. Arnold Kling, who became our sole director, as well as our President and Secretary pursuant to the Company Purchase Agreement, is the sole managing member of Moyo Partners, LLC.

         Mr. Kling and Mr. Warshaw will not be required to commit their full time to our business affairs and they will not devote a substantial amount of time to our business affairs. Their compensation, if any, either as director or executive officers, has not yet been determined.

                   SECTION 9-FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)     Exhibits.

Exhibit 10.1 - Securities Purchase Agreement, dated May 9, 2008, among the Company, Sean Mitchell and R&R Biotech, LLC.

Exhibit 10.2 - Securities Purchase Agreement, dated May 9, 2008, among the Company, Moyo Partners, LLC and Kirk M. Warshaw.



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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MATTMAR MINERALS, INC.


Date: May 14, 2008                      By:    /s/ Arnold P. Kling
                                            ------------------------------------
                                        Arnold P. Kling
                                        President (Chief Executive Officer)



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                                  EXHIBIT INDEX

--------------------- ----------------------------------------------------------
Exhibit Number        Description
--------------------- ----------------------------------------------------------
10.1                  Stock Purchase Agreement, dated May 9, 2008, among the
                      Company, Moyo Partners, LLC and Kirk M. Warshaw.

--------------------- ----------------------------------------------------------
--------------------- ----------------------------------------------------------
10.2 Stock Purchase Agreement, dated May 9, 2008, among the Company, Sean Mitchell and R&R Biotech Partners, LLC.

--------------------- ----------------------------------------------------------



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